EXHIBIT 4.10

                  REGISTRATION RIGHTS AGREEMENT

   AGREEMENT dated as of February 27, 1998 among PAREXEL
International Corporation, a Massachusetts corporation (the
"Company") and Van Der Linden Holding BV, a Dutch company,
Steinberg Holding BV, a Dutch company and Toho Pharmaceutical
Co., Ltd., a Japanese corporation (individually, a "Stockholder," and collectively, the "Stockholders").

                      W I T N E S S E T H :

   WHEREAS, pursuant to the Share Purchase AgreementAgreement dated as of March 1, 1998 (the "Agreement") among the Company and the Stockholders, pursuant to which the Company will acquire all outstanding shares of Mirai B.V., a Dutch limited liability company ("Mirai") and Mirai will become a wholly-owned subsidiary of the Company;

   WHEREAS, in connection therewith, the Stockholders will receive unregistered shares of Common Stock of the Company (the
"Shares"); and

   WHEREAS, the Company and the Stockholders wish to set forth certain rights and obligations with regard to the registration of the Shares;

   NOW, THEREFORE, the parties hereto agree as follows:

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

        "Commission" shall mean the Securities and Exchange
   Commission, or any other federal agency at the time administering the Securities Act.

        "Shares" shall mean the shares of Common Stock of the Company issued to the Stockholders pursuant to the Agreement.

        "Common Stock" shall mean the common stock, $.01 par value, of the Company, as constituted as of the date of this Agreement.

        "Exchange Act" shall mean the Securities Exchange Act of
   1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        "Registration Expenses" shall mean the expenses so described in Section 9.

        "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        "Selling Expenses" shall mean the expenses so described in Section 9.

     2. Compliance with Securities Laws. The Stockholders represent and warrant that they:

          (a) have paid no brokerage or similar commissions in connection with the acquisition of the Shares.

          (b) are acquiring such Shares solely for their own account.

          (c) have provided such information as may reasonably have been requested by the Company in order for the Company or its counsel to evaluate the availability of an exemption under the Securities Act for the issuance of the Shares to the Stockholders.

     3. Securities Act Matters. The Stockholders acknowledge and agree that the Shares have not been registered under the Securities Act or under the securities laws of any state, in reliance upon certain exemptive provisions of such statutes. The Stockholders recognize and acknowledge that such claims of exemption are based, in part, upon the Stockholders' representations contained in this Agreement. The Stockholders further recognize and acknowledge that, because the Shares are unregistered under federal and state laws, they are not presently eligible for public resale, and may only be resold in the future pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to a valid exemption from such registration requirements. The Stockholders recognize and acknowledge that Rule 144 (which facilitates routine sales of securities in accordance with the terms and conditions of that Rule, including a holding period requirement) is not now available for resale of the Shares, and the Stockholders recognize and acknowledge that, in the absence of the availability of Rule 144, a sale pursuant to a claim of exemption from registration under the Securities Act would require compliance with some other exemption under the Securities Act, which may not be available for resale of the Shares. The Stockholders recognize and acknowledge that, except as set forth in this Agreement, the Company is under no obligation to register the Shares, either pursuant to the Securities Act or the securities laws of any state.

     4.   Restrictive Legend.  Each certificate representing
Shares shall, except as otherwise provided in this Section 4 or in Section 5, be stamped or otherwise imprinted with a legend substantially in the following form:

          "The Securities represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of except in accordance with the terms thereof and unless registered with the Securities and Exchange Commission of the United States and the securities regulatory authorities of certain states or unless an exemption from such registration is available."

     Such certificates shall not bear such legend if in the opinion of counsel satisfactory to the Company the securities being sold thereby may be publicly sold without registration under the Securities Act or if such securities have been sold pursuant to Rule 144, any other exemption under the Securities Act or an effective registration statement.

     5. Notice of Proposed Transfer. Prior to any proposed transfer of any Shares before the expiration of the applicable holding period set forth in Rule 144, each Stockholder shall give written notice to the Company of his intention to effect such transfer. Prior to any registration statement described in
Section 6 becoming effective, each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the Stockholder shall be entitled to transfer such security in accordance with the terms of his notice. Each certificate for Shares transferred as above provided shall bear the legend set forth in Section 4, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act), (ii) such transfer is pursuant to a registration under the Securities Act, or (iii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act.

     6. Required Registration. The Company agrees to use commercially reasonable efforts to (i) cause a registration statement on Form S-3 (the "Registration Statement") or any successor form thereto under the Securities Act relating to the resale of thirty percent (30%) of the Shares to be filed no later than the 90th day following the Transfer Date (as defined in the Agreement); and (ii) cause the Registration Statement to become effective as soon as practicable after the filing thereof and thereafter remain effective until the earlier of (A) one year after the Transfer Date or (B) the sale of all Shares covered thereby. Anything to the contrary herein notwithstanding, the Company shall not be required to take any action to cause any registration statement to be declared effective by the Commission at any time prior to the publication by the Company of financial results including at least thirty (30) days' post-closing combined operating results of the Company and Mirai (the "Pooling Restricted Period"), and the Company may suspend sales in accordance with Section 8 at any time under any registration statement immediately upon written notice to the Stockholders at their last known address, for any of the reasons and for the time periods set forth in Section 8.

     7. Registration Procedures. If and whenever the Company is required by the provisions of Section 6 to use commercially reasonable efforts to effect the registration of any Shares under the Securities Act, the Company will, as expeditiously as possible:

          (a) prepare and file with the Commission such amendments and supplements to the applicable registration statement, and the prospectus used in connection therewith, as may be necessary to comply with the Securities Act;

          (b) furnish to the Stockholders such number of copies of the relevant registration statement and each amendment and supplement thereto (in each case including exhibits) and the prospectus included therein (including each preliminary prospectus) as they reasonably may request in order to facilitate the public sale or other disposition of the Shares covered by such registration statement;

          (c) register or qualify the Shares covered by the applicable registration statement under the securities or "blue sky" laws of the jurisdictions where the Company is currently registered or qualified, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (d) have the Shares covered by the applicable registration statement subject to quotation on the Nasdaq
National Market; and

          (e) promptly notify each Stockholder (at his last known address) (i) of the effective date of the applicable registration statement and the date when any post-effective amendment to such registration statement becomes effective, (ii) of any stop order or notification from the Commission or any other jurisdiction as to the suspension of the effectiveness of such registration statement, or (iii) of the institution and ending of any suspension under Section 8.

     8. Suspension. The rights of the Stockholders to resell the Shares pursuant to this Agreement and the applicable registration statement may be suspended by the Company on the occurrence of any of the following events:

               (i) the Company has made an initial determination to conduct a public offering;
               (ii) the Company is about to make a public disclosure of information of a material nature;

               (iii) there then exists material, non-public information relating to the Company which, in the good faith determination of its Board of Directors, the disclosure of which would not be in the interests of the Company or its stockholders during that time; or

               (iv) the Company is engaged in any activity at any time that, in the good faith determination of its Board of Directors, would be adversely affected by the continued compliance with this Agreement or the continued distribution of the Shares by the Stockholders.

     9. Expenses. All expenses incurred by the Company in complying with Section 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of issuance, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts (if any) and selling commissions applicable to the sale of the Shares covered by any registration statement, as well as all professional service fees incurred by the Stockholders, are called "Selling Expenses".

     All Selling Expenses shall be borne by the Stockholders.
The Company will pay all Registration Expenses in connection with the preparation and filing of each registration statement. The Company shall not be obligated to pay any Registration Expenses in connection with the preparation and filing of any registration statement if such registration statement is withdrawn, delayed or abandoned for any reason by the Stockholders.

     10. Reports Under Securities Exchange Act of 1934. With a view to making available to each of the Stockholders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation thereunder that may at any time permit any such Stockholder to sell securities of the Company to the public without registration, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144;

          (b)  maintain registration of its Common Stock under
Section 12 of the Exchange Act;

          (c) file in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (d) furnish to any such Stockholder, so long as the Stockholder owns any Shares, forthwith upon request: (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing the Stockholder of any rule or regulation under the Securities Act which permits the selling of any such securities without registration or pursuant to such form.

     11. Changes in Common Stock. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Shares as so changed.

     12. Stockholder's Conduct. With respect to any sale of Shares covered by a registration statement, each Stockholder understands and agrees as follows:

          (a) Each Stockholder will carefully review the information concerning him contained in any registration statement and will promptly notify the Company if such information is not complete and accurate in all respects, including having properly disclosed any position, office or other material relationship within the past three years with the Company or its affiliates;

          (b) Each Stockholder agrees to sell Shares only in the manner set forth in (i) the applicable registration statement (or in compliance with Section 5 hereof), (ii) the Affiliate
Agreement (as defined in the Agreement) and (iii) Section 13;

          (c) Each Stockholder agrees to comply with the anti-manipulation rules under the Exchange Act in connection with purchases and sales of securities of the Company during the time any registration statement remains effective;

          (d) Each Stockholder agrees to only sell Shares in a jurisdiction after counsel for the Company has advised that such sale is permissible under the applicable state securities or "Blue Sky" laws;

          (e) Each Stockholder agrees to comply with the prospectus delivery requirements of the Securities Act;

          (f) Each Stockholder agrees to promptly notify the Company of any and all planned sales and completed sales of Shares; and

          (g) Each Stockholder agrees to suspend sales during the periods when sales are to be suspended pursuant to Section 8.

          (h) In connection with the registration of the Shares, each Stockholder will furnish to the Company in writing such information requested by the Company with respect to himself and the proposed distribution by him as shall be necessary in order to comply with federal and applicable state securities laws.

          (i) Each Stockholder hereby agrees that he will not sell, exchange, transfer, pledge, dispose or otherwise reduce his risk relative to any Shares owned by him during the period which begins on the date hereof and ends at such time as the Company publicly announces financial results covering at least thirty days of combined operations of the Company and Mirai. The Company, at its discretion, may cause stop transfer orders to be placed with its transfer agent with respect to the certificates representing the Shares, provided that such stop transfer orders are consistent with the other provisions of this Agreement.

     13.  Selling Procedures.

          (a) Each Stockholder will notify the Company of his intention to sell Shares under any registration statement not less than five (5) nor more than ten (10) business days prior to the expected date of such sale by faxing the "Takedown Request" attached hereto as Exhibit A to:

                 Testa, Hurwitz & Thibeault, LLP
                         125 High Street
                        High Street Tower
                  Boston, Massachusetts  02110
                 Attn:  William J. Schnoor, Jr.
                     Phone:  (617) 248-7278
                   Facsimile:  (617) 248-7100

During this period, the Company will review the prospectus to determine if a suspension pursuant to Section 8 is necessary or appropriate. If the Company does not notify the Stockholder of a suspension pursuant to Section 8, the Stockholder may conclude the proposed sale, on the proposed date of sale, strictly in accordance with the Takedown Request.

          (b) Each Stockholder will notify the Company of each sale under any registration statement in accordance with the Takedown Request within 24 hours of the sale by faxing the "Notification of Sale" attached hereto as Exhibit B to:

                 Testa, Hurwitz & Thibeault, LLP
                         125 High Street
                        High Street Tower
                  Boston, Massachusetts  02110
                 Attn:  William J. Schnoor, Jr.
                     Phone:  (617) 248-7278
                   Facsimile:  (617) 248-7100

Based on the information set forth on the Notification of Sale, the Company will prepare or cause to be prepared the appropriate notifications to its Transfer Agent to remove the legend described in Section 4 from the Shares so sold.

     14. Representations and Covenants. Each Stockholder hereby represents and warrants to the Company as follows:

          (a)  THE STOCKHOLDER UNDERSTANDS THAT HIS INVESTMENT IN
THE SHARES INVOLVES RISK.

          (b)  THE STOCKHOLDER HAS CONSULTED HIS OWN ATTORNEY(S),
ACCOUNTANT(S) OR INVESTMENT ADVISOR(S) WITH RESPECT TO THE
INVESTMENT CONTEMPLATED HEREBY AND ITS SUITABILITY FOR THE
STOCKHOLDER.  ANY SPECIFIC ACKNOWLEDGMENT SET FORTH BELOW WITH
RESPECT TO ANY STATEMENT OR INFORMATION FURNISHED TO THE
STOCKHOLDER SHALL NOT BE DEEMED TO LIMIT THE GENERALITY OF THIS
REPRESENTATION AND WARRANTY.

          (c) The Stockholder understands that he must bear the economic risk of this investment until such time as the Shares are registered; that the Shares are not currently registered under the Securities Act, and, therefore, cannot be resold unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available; that the Stockholder is purchasing the Shares with no present view toward resale or other distribution thereof; and that the Stockholder agrees not to resell or otherwise dispose of all or any part of the Shares, except as permitted by law, including, without limitation, any and all applicable provisions of the Agreement and this Agreement and any regulations under the Securities Act and applicable state securities laws.

          (d) The Stockholder has adequate means of providing for his current needs and personal contingencies and has no need for liquidity in connection with this investment in the Shares.

          (e) The Stockholder has reviewed the representations and warranties of the Company set forth in the Agreement, as well as the information provided to the Stockholder by the Company pursuant to Section 6.6 of the Agreement and has consulted with his personal legal and financial advisors in evaluating the merits and risks of the investment in the Shares.

          (f) The Stockholder received an offer concerning the Shares and first learned of this investment in the state or other jurisdiction listed in the Stockholder's residence address on the signature page hereto, and intends that the state securities laws of that state or other jurisdiction alone govern this transaction.

          (g) The Stockholder hereby acknowledges receipt of the documents described in Section 6.6 of the Agreement, which documents each Stockholder has reviewed. The Stockholder further acknowledges and warrants that, prior to the execution of this Agreement, he has had the opportunity to ask questions and receive answers from the Company and Mirai concerning the terms and conditions of the transactions contemplated by the Agreement and the issuance of the Shares, and concerning any of the documents identified above, and to obtain such additional further information from the Company and Mirai as he has deemed necessary to verify the accuracy of the information contained in the documents identified above or any other information furnished to the Stockholder.

          (h) The Stockholder has been advised that, as of the date hereof, he may be deemed to be an "affiliate" of Mirai, as the term "affiliate" is used in and for purposes of Accounting Series Releases 130 and 135, as amended, of the Commission.

          (i)  The Stockholder understands that the
representations, warranties and covenants set forth herein will be relied upon by Mirai, the Company, the stockholders of the Company and their respective counsel and accounting firms.

          (j) The Stockholder hereby represents and warrants that he has not sold, exchanged, transferred, pledged, disposed or otherwise reduced his risk relative to any shares of Mirai common stock owned by him during the 30 day period preceding the date hereof.

     15.  Miscellaneous.

          (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Shares, provided, that such transferee executes a counterpart signature page to this Agreement), whether so expressed or not.

          (b) All notices and other communications which by any provision of this Agreement are required or permitted to be given shall be given in writing and shall be (a) mailed by first-class or express mail, postage prepaid, (b) sent by telex, telegram, telecopy or other form of rapid transmission, confirmed by mailing (by first class or express mail, postage prepaid) written confirmation at substantially the same time as such rapid transmission, or (c) personally delivered to the receiving party (which if other than an individual shall be an officer or other responsible party of the receiving party). All such notices and communications shall be mailed, sent or delivered as follows:

       if to the Company, to:

       PAREXEL International Corporation
            195 West Street
            Waltham, MA  02154
            Attn:  William T. Sobo, Jr.
                       Senior Vice President and Chief
            Financial Officer
            Telecopy:  (781) 487-9931

            with a copy to:

            William J. Schnoor, Jr.
            Testa, Hurwitz & Thibeault, LLP
            125 High Street
            High Street Tower
            Boston, MA  02110
            Telecopy:  (617) 248-7100

       if to the Stockholders, to:

            [Name]
            [Address]
            Telecopy:

       with a copy to:

            Hans Sachse
            [Address]
            Telecopy: 011-31-20-431-3132

       if to any subsequent holder of Shares, to it at such address as may have been furnished to the Company in writing by such Stockholder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a Stockholder) or to the Stockholders (in the case of the Company) in accordance with the provisions of this paragraph. Notices shall be deemed duly delivered three business days after being sent by first class mail, postage prepaid, or one business day after being sent via a reputable nationwide express mail service. Notices delivered via any other means shall be deemed duly delivered upon actual receipt by the individual for whom such notice is intended. Any notice delivered to a party hereunder shall be sent simultaneously, by the same means, to such party's counsel as set forth above.

          (c) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

          (d) This Agreement may be amended or modified, and provisions hereof may be waived, with the written consent of the Company and the holders of at least a majority of the outstanding
Shares.

          (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (f) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

       (g) This Agreement shall become effective upon Completion.
   IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                            PAREXEL International Corporation


                            By:
                            /s/Barry R. Philpott

                            Name:                        Barry
                            R. Philpott

                            Title:
                            President




                            Van Der Linden Holding B.V.

                            By:                          /s/Els
                            van Der Linden

                            Name:                        Els
                            van Der Linden

                            Title:
                            Managing Director


                            Steinberg Holding B.V.

                            By:
                            /s/Louis Paul Steinberg

                            Name: Louis Paul Steinberg

                            Title:                       Dir.
                            New Business Development

                            Toho Pharmaceutical Co. Ltd.

                            By:                          /s/Els
                            van Der Linden

                            Name:                        Els
                            van Der Linden

                            Title:
                            Managing Director



   [Each Stockholder must complete page 14 of this Agreement]


Van Der Linden Holding B.V.

Principal Residence Address:
Note: Non-principal residence addresses and post office boxes cannot be accepted.

_______________________________________________
(Number and Street)

_______________________________________________
(City, State)       (Zip Code)

_______________________________________________
(Residence Telephone)

Mailing Address (if different from above):

_______________________________________________
(Number and Street)

_______________________________________________
(City, State)       (Zip Code)

Citizenship:_____________________________________

Social Security or Taxpayer I.D. No.:_________________

     If the Stockholder is a natural person and is an accredited investor described by category 12 or 13 (or both) set forth on the attached Exhibit C, please check this box.


     If the Stockholder has not checked the box above, please check this box if at least one of the categories set forth on the attached Exhibit C describes you.
                     Steinberg Holding B.V.


Principal Residence Address:
Note: Non-principal residence addresses and post office boxes cannot be accepted.

_______________________________________________
(Number and Street)

_______________________________________________
(City, State)       (Zip Code)

_______________________________________________
(Residence Telephone)

Mailing Address (if different from above):

_______________________________________________
(Number and Street)

_______________________________________________
(City, State)       (Zip Code)

Citizenship:_____________________________________

Social Security or Taxpayer I.D. No.:_________________

     If the Stockholder is a natural person and is an accredited investor described by category 12 or 13 (or both) set forth on the attached Exhibit C, please check this box.


     If the Stockholder has not checked the box above, please check this box if at least one of the categories set forth on the attached Exhibit C describes you.

                  Toho Pharmaceutical Co. Ltd.


Principal Residence Address:
Note: Non-principal residence addresses and post office boxes cannot be accepted.

_______________________________________________
(Number and Street)

_______________________________________________
(City, State)       (Zip Code)

_______________________________________________
(Residence Telephone)

Mailing Address (if different from above):

_______________________________________________
(Number and Street)

_______________________________________________
(City, State)       (Zip Code)

Citizenship:_____________________________________

Social Security or Taxpayer I.D. No.:_________________

     If the Stockholder is a natural person and is an accredited investor described by category 12 or 13 (or both) set forth on the attached Exhibit C, please check this box.


     If the Stockholder has not checked the box above, please check this box if at least one of the categories set forth on the attached Exhibit C describes you.

                                                        Exhibit A
                                 to Registration Rights Agreement

                        TAKEDOWN REQUEST

     The undersigned Stockholder intends to offer and sell to the public Shares of PAREXEL International Corporation registered under a certain Registration Statement on Form S-3, File No. 333-
_______.

                     Name, Address,
                    Telephone Number
  Name, Address,      and Facsimile    Number   Number   Propose
 Telephone Number   Number of Agent,     of       of     d Date
   and Facsimile    Broker-Dealer or   Shares   Shares     of
     Number of         Underwriter     Owned     to be    Sale*
    Stockholder                                  Sold



MUST BE AT LEAST FIVE (5) BUT NOT MORE THAN TEN (10) BUSINESS
DAYS AFTER THE DATE HEREOF.

Other Information:




     The undersigned Stockholder agrees to provide all information and materials and to take all actions as may be required in order for PAREXEL International Corporation to comply with all applicable securities laws.

                                Signature of Stockholder

                                Print Name

                                Date

   ALL TAKEDOWN REQUESTS SHOULD BE FORWARDED BY FACSIMILE TO:
                 TESTA, HURWITZ & THIBEAULT, LLP
                         125 HIGH STREET
                        HIGH STREET TOWER
                  BOSTON, MASSACHUSETTS  02110
                 ATTN:  WILLIAM J. SCHNOOR, JR.
                     PHONE:  (617) 248-7278
                   FACSIMILE:  (617) 248-7100
 AT LEAST FIVE (5) BUT NO MORE THAN TEN (10) BUSINESS DAYS PRIOR
                       TO A PROPOSED SALE
                                                        Exhibit B
                                 to Registration Rights Agreement

                      NOTIFICATION OF SALE

     The undersigned Stockholder sold to the public Shares of PAREXEL International Corporation registered under a certain
Registration Statement on Form S-3, File No. 333-_______, as follows.

                     Name, Address,
                    Telephone Number
  Name, Address,      and Facsimile    Number   Number
 Telephone Number   Number of Agent,     of       of      Date
   and Facsimile    Broker-Dealer or   Shares   Shares   of Sale
     Number of         Underwriter     Owned     Sold
    Stockholder



Other Information:






                                Signature of Stockholder


                                Print Name


                                Date

 ALL NOTIFICATIONS OF SALE SHOULD BE FORWARDED BY FACSIMILE TO:
                 TESTA, HURWITZ & THIBEAULT, LLP
                         125 HIGH STREET
                        HIGH STREET TOWER
                  BOSTON, MASSACHUSETTS  02110
                 ATTN:  WILLIAM J. SCHNOOR, JR.
                     PHONE:  (617) 248-7278
                   FACSIMILE:  (617) 248-7100
                WITHIN 24 HOURS FOLLOWING A SALE

                                                        Exhibit C
                                 to Registration Rights Agreement

     1.   A bank (as defined in Section 3(a)(2) of the Securities
Act) or a savings and loan association or other institution (as defined in Section 3(a)(5)(A) of the Securities Act), whether acting in regard to this investment in its individual or a fiduciary capacity.

     2. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

     3. An insurance company (as defined in Section 2(13) of the Securities Act).

     4.   An investment company registered under the Investment
Company Act.

     5. A business development company (as defined in Section 2(a)(48) of the Investment Company Act).

     6.   A Small Business Investment Company licensed by the
U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     7. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if the plan has total assets in excess of $5,000,000.

     8. An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (an "ERISA Plan") whose decision to purchase the Interest was made by a plan fiduciary (as defined in Section 3(21) of ERISA), which is either a bank, savings and loan association, insurance company or registered investment adviser.

     9. An ERISA Plan with total assets in excess of $5,000,000 or, if a self-directed ERISA Plan, with investment decisions made solely by persons that are "accredited investors."

     10. A private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940).

     11. An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Interest, with total assets in excess of $5,000,000.

     12. A natural person whose net worth (either individually or jointly with such person's spouse) at the time of the Closing exceeds $1,000,000.

     13. A natural person who had an individual income in excess of $200,000 or joint income with such person's spouse in excess of $300,000 in each of the last two calendar years and who reasonably expects to reach the same income level in the current calendar year.

     14. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Interest, whose purchase of the Interest is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

     15. An entity in which all of the equity owners fit into at least one of the categories listed under paragraphs 1-14 above.




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